Exhibit 99.1

SHARE REPURCHASE AGREEMENT

BETWEEN

CPAS SYSTEMS INC.

AND

TIER VENTURES CORPORATION

AND

TIER TECHNOLOGIES INC.

MADE AS OF

JUNE 29, 2007

SHARE REPURCHASE AGREEMENT

THIS AGREEMENT is made as of June 29, 2007;

B E T W E E N:

CPAS SYSTEMS INC., a corporation incorporated under the laws of Ontario (the “Purchaser”),

- and -

TIER VENTURES CORPORATION, a corporation incorporated under the laws of Nova Scotia (the “Vendor”),

- and –

TIER TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (“Tier”)

WHEREAS the Vendor is the sole legal, beneficial and registered owner of 1,481,796 common shares (the “Shares”) in the capital of the Purchaser;

AND WHEREAS the Purchaser has agreed to repurchase the Shares, upon the terms and conditions hereinafter set forth;

AND WHEREAS Tier owns, directly or indirectly, all of the issued shares of the Vendor;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained the parties hereto agree as follows:

ARTICLE 1 - INTERPRETATION

1.01	Definitions

In this Agreement, unless something in the subject matter or context is inconsistent therewith:

“Agreement” means this agreement and all amendments made hereto by written agreement between the Vendor and the Purchaser;

“Business Day” means a day other than a Saturday, Sunday or statutory holiday in Ontario;

“Closing Date” means June 29, 2007 or such other date as may be agreed to in writing between the Vendor and the Purchaser;

“Liens” means any mortgage, charge, pledge, hypothecation, security interest, assignment, lien (statutory or otherwise), charge, title retention agreement or arrangement, restrictive covenant or other encumbrance of any nature or any other arrangement or condition which, in substance, secures payment or performance of an obligation;

“Marketing Agreement” means the North America Marketing Alliance agreement between the Vendor, Tier and the Purchaser dated October 1, 2004;

“Share Purchase Price” has the meaning set out in Section 2.01(1);

“Shareholders Agreement” means the shareholders agreement dated as of October 1, 2004 by and among the Vendor, the Purchaser and the other parties thereto;

“Shares” has the meaning set out in the recitals hereto;

“Subscription Agreement” means the Subscription Agreement between the parties hereto dated October 1, 2004;

“Termination Time” means 11:59 a.m. (Toronto Time) on the Closing Date; and

“Time of Closing” means 12:05 p.m. (Toronto Time) on the Closing Date.

1.02	Currency

All references to currency herein are to lawful money of Canada.

ARTICLE 2 - PURCHASE AND SALE

2.01	Purchase and Sale and Share Purchase Price

(1)  The Vendor hereby sells to the Purchaser, and the Purchaser hereby purchases from the Vendor, the Shares, for an aggregate purchase price of Cdn.$5,100,000.00 in cash (the “Share Purchase Price”), upon and subject to the terms and conditions hereof.

(2)  The Share Purchase Price shall be paid and satisfied by the delivery to Vendor by Purchaser at the Time of Closing of a wire transfer representing the Share Purchase Price, against delivery to the Purchaser of a share certificate or certificates evidencing the Shares, duly endorsed for transfer.

2.02	Closing

The sale and purchase of the Shares shall be completed at the Time of Closing at the offices of McCarthy Tétrault LLP (solicitors for the Purchaser), Suite 4700, Toronto Dominion Bank Tower, Toronto-Dominion Centre, Toronto, Ontario.  The Vendor shall deliver to the Purchaser’s solicitors the share certificates in escrow, to be held by the solicitors in trust pending the closing.  Upon the funds for the Share Purchase Price being received by the Vendor’s bank, the closing will conclude and the Purchaser’s solicitors will deliver the share certificates to the Purchaser for cancellation.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

3.01	Vendor’s Representations and Warranties

The Vendor represents and warrants to the Purchaser that:

(1)  the Vendor is a corporation incorporated, organized and subsisting under the laws of the Province of Nova Scotia, and has the corporate power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance by the Vendor of this Agreement has been duly authorized by all necessary corporate action on the part of the Vendor;

(2)  the Vendor is the sole beneficial, legal and registered owner of the Shares with a good title, free and clear of all Liens.  Upon completion of the transaction contemplated by this Agreement, the Vendor will have transferred to the Purchaser good and valid title to the Shares owned by the Vendor, free and clear of all Liens;

(3)  The execution, delivery and performance by the Vendor of this Agreement (i) does not (and will not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a breach or a violation of, or conflict with, or allow any other person to exercise any rights under, any contracts or instruments to which the Vendor is a party or pursuant to which any of its assets or property may be affected, and (ii) will not result in the violation of any law, or require the Vendor to make any filing with, give any notice to, or obtain any authorization of, any governmental entity;

(4)  except for the Purchaser’s right under this Agreement, no person has any written or oral agreement, option or warrant or any right or privilege (whether by law, pre-emptive or contractual granted by the Vendor) capable of becoming such for the purchase or acquisition from the Vendor of any of the Shares;

(5)  the Vendor is not a non-resident of Canada for purposes of the Income Tax Act (Canada);

(6)  the Vendor has good and sufficient power, authority and right to enter into and deliver this Agreement; and

(7)  this Agreement constitutes a valid and legally binding obligation of the Vendor, enforceable against the Vendor in accordance with its terms subject to applicable bankruptcy and other laws of general application limiting the enforcement of creditors’ rights generally and to the fact that specific performance is an equitable remedy available only in the discretion of the court.

3.02	Survival of Vendor’s Representations, Warranties and Covenants

(1)  The representations and warranties of the Vendor set forth in Section 3.01 shall survive the completion of the sale and purchase of the Shares herein provided.

(2)  The covenants of the Vendor set forth in this Agreement shall survive the completion of the sale and purchase of the Shares herein provided for and, notwithstanding such completion,

shall continue in full force and effect for the benefit of the Purchaser in accordance with the terms thereof.

3.03	Purchaser’s Representations and Warranties

The Purchaser represents and warrants to the Vendor that:

(1)  the Purchaser is a corporation incorporated, organized and subsisting under the laws of Ontario, and has the corporate power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance by the Purchaser of this Agreement has been duly authorized by all necessary corporate action on the part of the Purchaser; and

(2)  this Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms subject to applicable bankruptcy and other laws of general application limiting the enforcement of creditors’ rights generally and to the fact that specific performance is an equitable remedy available only in the discretion of the court; and

(3)  the share capital of the 3,155,736 issued and outstanding common shares of the Purchaser as reflected on the balance sheet of the Purchaser dated March 31, 2007 is $4,586,926 or $1.45352 per common share.

3.04	Survival of Purchaser’s Representations, Warranties and Covenants

(1)  The representations and warranties of the Purchaser set forth in Section 3.03 shall survive the completion of the sale and purchase of the Shares herein provided.

(2)  The covenants of the Purchaser set forth in this Agreement shall survive the completion of the sale and purchase of the Shares herein provided for and, notwithstanding such completion, shall continue in full force and effect for the benefit of the Vendor in accordance with the terms thereof.

ARTICLE 4 - OTHER AGREEMENTS; COVENANTS

4.01	Subscription Agreement Terminated

The Purchaser and the Vendor agree that effective as of the Termination Time, the Subscription Agreement is terminated.

4.02	Shareholders Agreement Terminated

The Purchaser and the Vendor agree that effective as of the Termination Time, the Vendor shall cease to be a party to the Shareholders Agreement.

4.03	Marketing Agreement Terminated

(1)  Pursuant to Section 11(b)(iii) of the Marketing Agreement, the Purchaser, Tier and the Vendor agree that effective as of the Termination Time, the Marketing Agreement is terminated.

As well, the parties agree that notwithstanding Section 11(c) of the Marketing Agreement, Section 23 of the Marketing Agreement shall not survive the termination of the Marketing Agreement.  The parties agree that upon the termination of the Marketing Agreement, the only work that the Purchaser will be obliged to perform for Tier will be the work to be performed under the existing Subcontractor Agreement (the “Contra Costa Contract”) between Tier and the Purchaser related to “the Contra Costa County Project” dated January 17, 2006.  The Parties agree that notwithstanding the termination of the Marketing Agreement generally, Sections 12 and 14 of the Marketing Agreement (which survive the termination of the Marketing Agreement), shall continue to apply to the work performed by the Purchaser for Tier for the Contra Costa project.

(2)  The Vendor and Tier confirm they have either returned to the Purchaser, or have destroyed, all Confidential Information of the Purchaser previously provided by the Purchaser to the Vendor and Tier under or in respect of the Marketing Agreement.

(3)  The Vendor and Tier confirm that under or pursuant to the Marketing Agreement (or otherwise) they have not granted any third parties any license or sub-license to use CPAS software or other CPAS confidential information.  The Vendor and Tier also confirm that they have not developed a “white label” version of the CPAS software.

(4)  The parties confirm that there is no active teaming arrangement between them in respect of any prospects or clients.

(5)  The parties confirm that in respect of Section 8 of the Marketing Agreement, no escrow arrangement was ever established.

4.04	Financial Statements

Within 10 days after the date hereof, the Purchaser shall provide to the Vendor a copy of the audited financial statements for the Purchaser for the year ended March 31, 2007.  Within 15 days after the date hereof, the Purchaser shall provide to the Vendor copies of the unaudited monthly financial statements for the Purchaser for each of April, May and June, 2007.

ARTICLE 5 - GENERAL

5.01	Further Assurances

Each of the Vendor and the Purchaser shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Closing Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

5.02	Time of the Essence

Time shall be of the essence of this Agreement.

5.03	Legal Fees

Each of the parties hereto shall pay their respective legal and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant hereto and any other costs and expenses whatsoever and howsoever incurred related to the preparation, execution and delivery of this Agreement.

5.04	Public Announcements

No written public announcement or press release concerning the sale and purchase of the Shares shall be made by the Vendor or the Purchaser without the prior consent and joint approval of the Vendor and the Purchaser, such approval not to be unreasonably withheld.  The foregoing shall not apply in respect of disclosure regarding the sale/purchase of the Shares that a party is required to make in order to comply with applicable laws or regulations, provided that in such case the party making the disclosure shall use commercially reasonable efforts to provide reasonable advance written notice to the other party regarding such proposed disclosure (together with a draft copy of such disclosure), and shall permit the other party to comment on such proposed disclosure (which comments will not be unreasonably rejected).

5.05	Benefit of the Agreement

This Agreement shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto.

5.06	Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

5.07	Amendments and Waiver

No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

5.08	Notices

Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered mail or by electronic means of communication addressed to the recipient as follows:

To the Vendor:

c/o Tier Technologies, Inc.
10780 Parkridge Blvd.
Suite 400
Reston, VA 20191
USA

Attention: General Counsel

Facsimile No.: (571) 382-1004

To the Purchaser:

CPAS Systems Inc.
250 Ferrand Drive, 7th Floor
Toronto, Ontario  M3C 3G8

Attention:  The President

Facsimile No.: (416) 422-5617

or to such other address, individual or electronic communication number as may be designated by notice given by either party to the other.  Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the fifth Business Day following the deposit thereof in the mail and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day.  If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such demand, notice or other communication shall not be mailed but shall be given by personal delivery or by electronic communication.

5.09	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

5.10	Attornment

For the purpose of all legal proceedings this Agreement shall be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario shall have jurisdiction to entertain any action arising under this Agreement.  The Vendor and the Purchaser each hereby attorns to the jurisdiction of the courts of the Province of Ontario.

5.11	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.  Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties.

IN WITNESS WHEREOF the parties have executed this Agreement.

CPAS SYSTEMS INC.

By:
Name: Title:

TIER VENTURES CORPORATION

By:
Name: Title:

TIER TECHNOLOGIES, INC.

By:
Name: Title: